                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  April 25, 2005
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(Date of earliest event reported)

                  Wachovia Commercial Mortgage Securities, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

        North Carolina                333-120922                56-1643598
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        (State or Other               (Commission            (I.R.S. Employer
        Jurisdiction of              File Number)           Identification No.)
        Incorporation)

  301 South College Street, Charlotte, North Carolina              28288-0166
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       (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (704) 374-6161

ITEM 8.01.    OTHER EVENTS.

                  Attached are certain structural and collateral term sheets
(the "Term Sheets") furnished to the Registrant on behalf of the underwriters by
Wachovia Capital Markets, LLC (and when joined by Countrywide Securities
Corporation, Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner &
Smith Incorporated and Greenwich Capital Markets, Inc., the "Underwriters"), in
respect of the Registrant's proposed offering of Commercial Mortgage Pass-
Through Certificates, Series 2005-C18 (the "Certificates"). The Certificates
will be offered pursuant to a Prospectus and related Prospectus Supplement
(together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The
Certificates will be registered pursuant to the Act under the Registrant's
Registration Statement on Form S-3 (No. 333-120922) (the "Registration
Statement"). The Registrant hereby incorporates the Term Sheets by reference in the Registration Statement.

                  The Term Sheets were prepared by the Underwriters; the
Registrant did not prepare or participate in the preparation of the Term Sheets.

                  Any statement or information contained in the Term Sheets
shall be modified and superseded for purposes of the Prospectus and the
Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

Exhibit  99      Term Sheets.

                                      -2-

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the
Registrant by the undersigned thereunto duly authorized.

                                                   WACHOVIA COMMERCIAL MORTGAGE
                                                   SECURITIES, INC.

                                                   By: /s/ William J. Cohane
                                                       -------------------------
                                                       Name: William J. Cohane
                                                       Title:  Managing Director

Date:  April 25, 2005

                                      -3-

                                  Exhibit Index

Item 601(a) of
Regulation S-K
Exhibit No.              Description                                     Page
-----------              -----------                                     ----
99                       Term Sheets